EXHIBIT 10.5

                            INDEMNIFICATION AGREEMENT

     THIS INDEMNIFICATION  AGREEMENT  ("Agreement") is made as of this __ day of
_________,   1999  by  and  between  ISB  Financial  Corporation,   a  Louisiana
corporation ("ISB"), and (the "Indemnitee").

     WHEREAS, ISB and the Indemnitee recognize the volatility in the market for directors' and officers' liability insurance, the lack of certainty as to the availability and scope of such insurance at any given time, and the fluctuating cost of such insurance;

     WHEREAS, ISB and the Indemnitee further recognize the substantial increase in corporate litigation in general, which has subjected officers to a greater risk of expensive litigation;

     WHEREAS, the Indemnitee does not regard the current protection available as adequate under the present circumstances; and

     WHEREAS, ISB desires to indemnify the Indemnitee individually so as to provide him maximum protection permitted by law.

     NOW, THEREFORE, ISB and the Indemnitee hereby agree as follows:

1. Definitions. The following terms shall have the indicated meanings:

     (a) A "Change in Control" shall be deemed to have occurred if (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended), other than a trustee or other fiduciary holding securities under an employee benefit plan of ISB, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of ISB representing 25% or more of the total voting power represented by ISB's then outstanding Voting Securities, or (ii) during any 24-consecutive-month-period, individuals who at the beginning of such period constitute the Board of Directors of ISB and any new directors whose election by the Board of Directors or nomination for election by ISB's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof, or (iii) the stockholders of ISB approve a merger or consolidation of ISB with any other corporation, other than a merger or consolidation which would result in the Voting Securities of ISB outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of" the surviving entity) at least 80% of the total power represented by the Voting Securities of ISB or such surviving entity outstanding immediately after such merger or consolidation, or (iv) the stockholders of ISB approve a plan of complete liquidation of ISB or an agreement for the sale or disposition by ISB (in one transaction or a series of transactions) of all or substantially all ISB's assets.

     (b) "Disinterested Director" shall mean a director of ISB qualified and in good standing who is not a party, or an officer, employee, significant shareholder or owner, or member of the

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immediate  family of any  party,  other  than the Batik or its  subsidiaries  or affiliates, to the Proceeding for which indemnification hereunder is being sought.

     (c) "Expenses" include, without limitation, (i) an amount for which the Indemnitee becomes liable in a judgment in a Proceeding (include without limitation, all judgments, fines, excise taxes assessed with respect to an employee benefit plan, court costs), (ii) amounts paid in Settlement of a Proceeding, (iii) reasonable attorney's fees actually paid or incurred by the Indemnitee in connection with a Proceeding, and (iv) if the Indemnitee commences any action or other proceeding to enforcing the Indemnitee's rights under this Agreement, or under the Charter or Bylaws of ISB, and obtains a favorable judgment therein, the Indemnitee's reasonable attorney's fees, costs and other expenses actually paid or incurred in connection therewith.

     (d) "Final Judgment" means a judgment, decree or order which is not appealable or as to which the period for appeal has expired with no appeal taken.

     (e) "Independent Legal Counsel" shall mean an attorney, selected in accordance with the provisions of Section 8 hereof, who shall not have otherwise performed services for ISB or the Indemnitee within the last five years (other than in connection with seeking indemnification under this Agreement). Independent Legal Counsel shall not be any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either ISB or the Indemnitee in an action to determine the Indemnitee's rights under this Agreement, nor shall Independent Legal Counsel be any person who has been sanctioned or censured for ethical violations of applicable standards of professional conduct.

     (f) A "Potential Change in Control" shall be deemed to have occurred if (i) ISB enters into an agreement or arrangement, the consummation of which would result in the occurrence of a Change in Control; (ii) any person (including ISB) publicly announces an intention to take or to consider taking actions that if consummated would constitute a Change in Control; or (iii) the Board adopts a resolution to the effect that, for purposes of this Agreement, a Potential Change in Control has occurred.

     (g) "Proceeding" means any judicial or administrative proceeding, or other proceeding, whether civil, criminal, administrative or otherwise, including any appeal or other proceeding for review, as a result of or in connection with any action or inaction on the part of the Indemnitee while the Indemnitee is or was an officer of ISB or of a subsidiary of ISB or while the Indemnitee is or was serving at the request of ISB as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise or as a trustee, administrator or committee member of any employee benefit plan established and maintained by ISB or by a subsidiary of ISB, to which the Indemnitee is or was a party or target or is threatened to be made a party or target. Without limitation of any indemnification provided hereunder, an Indemnitee serving (i) another corporation, partnership, joint venture or trust of which 20% or more of the voting power or residual economic interest is held, directly or indirectly, by ISB, or (ii) any employee benefit plan of ISB or any entity referred to in clause (i), in any capacity shall be deemed to be doing so at the request of ISB.

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     (h)  "Settlement"  shall mean any agreement or action by which a Proceeding or other action is terminated or a complaint withdrawn before final judgment on the merits, and shall include, without limitation, a judgment by consent or confession or plea of guilty or nolo contendere.

     (i) "Voting Securities" shall mean any securities of ISB that vote generally in the election of directors.

2. Indemnification.

     (a) Indemnification. ISB shall indemnify, and advance Expenses (as hereinafter defined) to, Indemnitee (a) as provided in this Agreement and (b) to the fullest extent permitted by applicable law in effect on the date hereof and as amended from time to time. The rights of Indemnitee provided under the preceding sentence shall include, but shall not be limited to, the rights set forth in the other sections of this Agreement. Subject to the limitations and exceptions set forth herein, ISB shall indemnify the Indemnitee for Expenses incurred in connection with any and all Proceedings to which the Indemnitee is a party or a witness; provided, however, that the facts giving rise to the Proceedings were disclosed to the Chairman or the Executive Committee of the Board of Directors prior to the initiation of the Proceedings.

     (b) No Presumptions Created: Defenses. The termination of any Proceeding by Final Judgment or Settlement shall not, of itself, create a presumption that the Indemnitee did not act in good faith in the reasonable belief that the Indemnitee's action was in the best interests of the Bank. ISB's inability, pursuant to law, regulation, or order, to perform its obligations under this Agreement shall not constitute a breach of this Agreement. It shall be a defense to any action by the Indemnitee for indemnification under this Agreement that the Indemnitee has not met the standards of conduct which make it permissible under applicable law for ISB to indemnify the Indemnitee for the amount claimed or that ISB is prohibited by law, regulation, or order from paying such amount, but the burden of proving such defense shall be on ISB except as may otherwise be required by applicable law or regulation.

     (c) ISB Duty to Act. ISB shall act diligently, promptly, in good faith, and at its own expense with respect to requests for indemnification hereunder.

     (d) Partial Indemnification. If the Indemnitee is entitled under any provision of this Agreement to indemnification by ISB for some or a portion of any Expenses incurred by the Indemnitee in connection with a Proceeding, but not, however, for the total amount thereof, ISB shall nevertheless indemnify the Indemnitee for the portion of such Expenses to which the Indemnitee is entitled.

3. Expenses: Indemnification Procedure.

     (a) Notice/Cooperation by the Indemnitee. The Indemnitee shall, as a condition precedent to his right to be indemnified under this Agreement, give ISB notice in writing as soon as practicable of any claim made against the Indemnitee for which indemnification will or could be sought under this Agreement. Notice to ISB shall be directed to the Corporate Secretary of ISB, at 1101 East Admiral Doyle Drive, New Iberia, Louisiana 70560, or such other address as ISB shall designate in writing to the Indemnitee. In addition, the Indemnitee shall give ISB such

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information and cooperation as it may reasonably  require and as shall be within the Indemnitee's power.

     (b) Claims. Claims for indemnification must be made in writing and be accompanied by evidence that the Expense for which indemnification is claimed hereunder has been paid or incurred by the Indemnitee.

     (c) Payment Procedure for Indemnification. Any indemnification provided for hereunder shall be paid no later than thirty (30) days after receipt of the written request of Indemnitee. If a claim under this Agreement, under any statute, or under any provision of ISB's Charter or Bylaws providing for indemnification is not paid 'in full by ISB within thirty (30) days after a written request for payment thereof has first been received by ISB, the Indemnitee may, but need not, at any time thereafter bring an action against ISB to recover the unpaid amount of the claim and be entitled to indemnification in accordance herewith with respect to such action.

     (d) Procedure for Advance Payment of Expenses. Any provision to the contrary herein notwithstanding, ISB shall make payment of Expenses incurred by the Indemnitee, in advance of the final disposition of a Proceeding, to the Indemnitee within five (5) business days after receipt of the Indemnitee's written request therefor, which must include the Indemnitee's undertaking to repay such payment if the Indemnitee shall be adjudicated to be not entitled to indemnification under Louisiana law. ISB shall accept such undertaking by the Indemnitee without reference to the Indemnitee's ability to make such repayment.

     (e) Advance Payment of Expenses in Claims Initiated by the Indemnitee. Within five (5) business days of receipt of a written request from the Indemnitee, ISB shall make payment to the Indemnitee of Expenses incurred by the Indemnitee in connection with any action brought by the Indemnitee for (i) indemnification or advance payment of Expenses by ISB under this Agreement or any other agreement or the Charter or Bylaws of ISB now or hereafter in effect relating to a Proceeding, in which case the Indemnitee's written request must include the Indemnitee's undertaking to repay such payment if the Indemnitee shall be adjudicated to be not entitled to indemnification under Louisiana law; and/or (ii) recovery under any directors' and officers' liability insurance policies maintained by ISB, regardless of whether the Indemnitee ultimately is determined to be entitled to such insurance recovery.

4. Limitations and Exceptions.  The limitations and exceptions set forth in this
Section 4 are effective notwithstanding any other provision of this Agreement to the contrary.

     (a) Excluded Acts. The Indemnitee will not be indemnified hereunder for any acts or omissions or transactions from which a director or officer, as the case may be, may not be indemnified under the laws of the State of Louisiana.

     (b) Proceedings or in the Right of ISB. No indemnification shall be made hereunder of Expenses for which the Indemnitee is adjudged in a Proceeding to be liable to ISB in the performance the Indemnitee's duty to ISB and its shareholders unless, and only to the extent that court in which such Proceeding is or was pending determines that, in view of all the circumstances of the case, the Indemnitee is fairly and reasonably entitled to indemnity for Expenses and then only to the extent that the court shall determine.

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     (c) Claims  Initiated by the Indemnitee.  ISB is not required  hereunder to indemnify or advance Expenses to the Indemnitee with respect to proceedings or claims initiated or brought voluntarily by the Indemnitee and not by way of defense, except with respect to (i) actions brought to establish or enforce a right to indemnification under this Agreement or any other agreement or the Charter or Bylaws of ISB now or hereafter in effect relating to a Proceeding; and (ii) actions for recovery under any directors' and officers' liability insurance policies maintained by ISB, regardless of whether the Indemnitee ultimately is determined to be entitled to such advance expense payment or insurance recovery.

     (d) No Duplication of Payments. ISB is not required hereunder to indemnify the Indemnitee for Expenses which have been paid directly to the Indemnitee by ISB under its Charter or Bylaws or by an insurance carrier under a policy of directors' and officers' liability insurance.

5. Attorneys.

     (a) Selection of Counsel. In the event ISB shall be obligated under Section 2 hereof to pay the Expenses of any Proceeding against the Indemnitee, ISB, if appropriate, shall be entitled to assume the defense of such Proceeding 'with counsel approved by the Indemnitee, which approval shall not be unreasonably withheld, upon the delivery to the Indemnitee of written notice of its election so to do. After delivery of such notice, approval of such counsel by the Indemnitee and the retention of such counsel by ISB, ISB shall not be liable to the Indemnitee under this Agreement for any fees of counsel subsequently incurred by the Indemnitee with respect to the same Proceeding, provided that
(i) the Indemnitee shall have the right to employ its counsel in any such Proceeding at the Indemnitee's expense; and (ii) if (A) the employment of counsel by the Indemnitee has been previously authorized by ISB, (B) the Indemnitee shall have reasonably concluded that there may be a conflict of interest between ISB and the Indemnitee in the conduct of any such defense, or
(C) ISB shall not, in fact, have employed counsel to assume the defense of such Proceeding, then the fees and expenses of the Indemnitee's counsel shall be at the expense of ISB.

     (b) Attorney's Fees. In the event the Indemnitee commences any action or other proceeding to enforce the Indemnitee's rights under this Agreement, or under the Charter or Bylaws of ISB, and obtains a favorable judgment therein, ISB shall indemnify the Indemnitee for the Indemnitee's Expenses incurred in connection therewith. In the event of an action instituted by or in the name of ISB under this Agreement or to enforce or interpret any of the terms of this Agreement, the Indemnitee shall be entitled to be paid all Expenses incurred by the Indemnitee in defense of such action (including with respect to the Indemnitee's counterclaims and cross-claims made in such action), unless as a part of such action the court determines that each of the Indemnitee's material defenses to such action were made in bad faith or were frivolous.

6. Directors' and Officers' Liability Insurance.

     (a) Maintenance of Insurance. ISB has the power to purchase and maintain insurance on behalf of any person who is or was a director or officer of ISB against any liability incurred by such person in such capacity, whether or not ISB would have the power to indemnify such person against such liability. From time to time, ISB shall make the good faith determination

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whether  or not it is  practicable  for ISB to obtain  and  maintain a policy or policies of insurance with reputable insurance companies providing the officers and the directors of ISB with coverage for losses from wrongful acts, or to
ensure  ISB's  performance  of  its   indemnification   obligations  under  this
Agreement. Among other considerations, ISB will weigh the costs of obtaining such insurance against the protection afforded by such coverage. In all policies of directors' and officers' liability insurance, the Indemnitee shall be named as an insured in such a manner as to provide the Indemnitee the same rights and benefits as are accorded to the most favorably insured of ISB directors or officers, as the case may be. Notwithstanding the foregoing, ISB shall have no obligation to obtain or maintain such insurance if ISB determines in good faith that such insurance is not reasonably available, if the premium costs for such insurance are disproportionate to the amount of coverage provided, if the coverage provided by such insurance is limited by exclusions so as to provide an insufficient benefit, or if the Indemnitee is covered by similar insurance maintained by a subsidiary or parent of ISB.

     (b) Notice to Insurers. If, at the time of the receipt of a notice of a claim hereunder, ISB has directors' and officers' liability insurance in effect, ISB shall give prompt notice of the commencement of such Proceeding to the insurers in accordance with the procedures set forth in the respective policies. ISB shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such Proceeding in accordance with the terms of such policies.

7. Nonexclusivity. The indemnification provided by this Agreement shall not be deemed exclusive of any rights to which the Indemnitee may be entitled under ISB's Charter, its Bylaws, any agreement, any vote of shareholders or disinterested directors, or otherwise, as to action in the Indemnitee's official capacity and as to liability alleged to result from holding such office.

8. Change in Control. ISB agrees that if there is a Change in Control of ISB (other than a Change in Control that has been approved by a majority of ISB's Board of Directors who were directors immediately prior to such Change in Control), then Independent Legal Counsel shall be selected by the Indemnitee and approved by ISB (which approval shall not be unreasonably withheld) and such Independent Legal Counsel shall determine whether the Indemnitee is entitled to indemnity payments and advances of Expenses under this Agreement or any other agreement or the Charter or Bylaws of ISB now or hereafter in effect in connection with any Proceeding. Such Independent Legal Counsel, among other things, shall render its written opinion to ISB and the Indemnitee as to whether and to what extent the Indemnitee will be permitted to be indemnified. ISB agrees to pay the reasonable fees of the Independent Legal Counsel and to indemnify fully such Independent Legal Counsel against any and all expenses (including attorneys' fees) claims, liabilities and damages arising out of or relating to this Agreement or the engagement of Independent Legal Counsel pursuant hereto.

9. Potential Change in Control, Establishment of Trust. In the event of a Potential Change in Control, ISB shall, upon written request by the Indemnitee, create a trust for the benefit of the Indemnitee and from time to time upon written request of the Indemnitee shall fund such trust in an amount sufficient to satisfy any and all Expenses reasonably anticipated at the time of each such request to be incurred in connection with a Proceeding and any and all judgments, fines, penalties and settlement amounts in connection with a Proceeding from time to time actually paid or claimed, reasonably anticipated or proposed to be paid, plus reasonable fees to the trustee

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and  coverage of the  trustee's  expenses in  connection  with his,  her, or its duties under the trust. The amount or amounts to be deposited in the trust pursuant to the foregoing funding obligation shall be determined by a majority of the Disinterested Directors. The terms of the trust shall provide that upon a Change in Control (i) the trust shall not be revoked or the principal thereof invaded, without the written consent of the Indemnitee, (ii) the trustee shall advance, within five (5) business days of a written request by the Indemnitee, any and all Expenses to the Indemnitee (and the Indemnitee hereby agrees to reimburse the trust under the circumstances under which the Indemnitee would be required to reimburse ISB under Section 3 hereof), (iii) the trust shall continue to be funded by ISB in accordance with the funding obligation set forth above, (iv) the trustee shall promptly pay to the Indemnitee all amounts for which the Indemnitee shall be entitled to indemnification pursuant to this Agreement or otherwise, and (v) all unexpended funds in such trust shall revert to ISB upon a final determination by the Independent Legal Counsel selected in accordance with Section 8 hereof or a court of competent jurisdiction, as the case may be, that the Indemnitee has been fully indemnified under the terms of this Agreement. The trust shall provide for prompt payment of reasonable fees and expenses of the trustee. The trustee shall be chosen by the Indemnitee. Nothing in this Section 9 shall relieve ISB of any of its obligations under this Agreement. All income earned on the assets held in the trust shall be reported as income by ISB for federal, state, local and foreign tax purposes.

10. Effect of Merger, Consolidation or Acquisition. For purposes of this Agreement, the term "ISB" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power or authority to indemnify its directors, officers, employees or agents, so that if the Indemnitee is or was a director, officer, employee or agent of such constituent corporation or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan, or other enterprise, the Indemnitee shall stand in the same position under the provisions of this Agreement with respect to the resulting or surviving corporation as the Indemnitee would have with respect to such constituent corporation if its separate existence had continued.

11. Severability. The provisions of this Agreement shall be severable as provided in this Section 11. If this Agreement or any portion hereof: shall be invalidated on any ground by any court of competent jurisdiction, then ISB shall nevertheless indemnify the Indemnitee to the full extent permitted by any applicable portion of this Agreement that shall not have been invalidated, and the balance of this Agreement not so invalidated shall be enforceable in accordance with its terms.

12. Specific Performance. The parties recognize that if any provision of this Agreement is violated by ISB, the Indemnitee may be without an adequate remedy at law. Accordingly, in the event of any such violation, the Indemnitee shall be entitled, if the Indemnitee so elects, to institute proceedings, either in law or at equity, to obtain damages, to enforce specific performance, to enjoin such violation, or to obtain any relief or any combination of the foregoing as the Indemnitee may elect to pursue.

13. Binding Effect; Continuation Of Indemnification. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors,

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assigns,  including  any  direct or  indirect  successor  by  purchase,  merger, consolidation or otherwise to all or substantially all of the business and/or assets of ISB, spouses, heirs, and personal and legal representatives. ISB shall require and cause any successor (whether direct or indirect by purchase, merger, consolidation or otherwise) to all, substantially all, or a substantial part, of the business and/or assets of the, Bank, by written agreement in form and substance satisfactory to the Indemnitee, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that ISB would
be  required  to  perform  if  no  such   succession   had  taken   place.   The
indemnification   provided  under  this  Agreement  shall  continue  as  to  the
Indemnitee for any action taken or not taken while serving in an indemnified capacity even though he may have ceased to serve in such capacity at the time of any action or other covered Proceeding.

14. Changes in Applicable Law. To the extent that changes in the Louisiana law permit greater indemnification by agreement than would be afforded currently under this Agreement and the Charter and Bylaws of ISB, it is the intent of the parties hereto that the Indemnitee shall enjoy by this Agreement the greater benefits so afforded by such change. In the event that changes in the Louisiana law place limitations on indemnification of directors and officers that restrict the rights to indemnification set forth in this Agreement, any such change in applicable law shall not alter any rights or obligations then existing with respect to any state of facts then or theretofore existing or any action, suit or proceeding theretofore or thereafter brought based in whole or in part upon any such state of facts.

15. Amendments. No amendment or modification of, or supplement to, this Agreement shall be binding unless executed in writing by both of the parties hereto.

16. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall constitute an original.

17. Notices. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed duly given (i) if delivered by hand and receipted for by the party addressed, on the date of such receipt, or
(ii) if mailed by domestic certified or registered mail with postage prepaid, on the third business day after the date postmarked. The address for notice to ISB is 1101 East Admiral Doyle Drive, New Iberia, Louisiana 70560 , and the address for notice to the Indemnitee is as shown on the signature page of this Agreement, until either is subsequently modified by written notice.

18. Choice of Law. This Agreement shall be governed by and its provisions construed in accordance with the laws of the State of Louisiana as applied to contracts between residents thereof entered into and to be performed entirely within the State of Louisiana.

19. Titles and Headings. Titles and headings used herein are for convenience of reference only.

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

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

THE INDEMNITEE                                 ISB FINANCIAL


_____________________________                  By: __________________________
(type name)

_____________________________                  Title: _________________________
(signature)

_____________________________
(address)

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